UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-23188

Partners Group Private Income Opportunities, LLC

(Exact name of registrant as specified in charter)

c/o Partners Group (USA) Inc.

1114 Avenue of the Americas, 37th Floor

New York, NY 10036

(Address of principal executive offices) (Zip code)

Robert M. Collins

1114 Avenue of the Americas, 37th Floor

New York, NY 10036

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 908-2600

Date of fiscal year end: March 31

Date of reporting period: March 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

PARTNERS GROUP PRIVATE INCOME OPPORTUNITIES, LLC
(a Delaware Limited Liability Company)

Annual Report

For the Year Ended March 31, 2020

See the inside front cover for important information about access to your Fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, and each time a report is posted you will be notified by mail and provided with a website address to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the Fund, by calling 1-888-977-9790.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-888-977-9790 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Partners Group funds held in your account if you invest through a financial intermediary or all Partners Group funds held with the fund complex if you invest directly with the Fund.

Partners Group Private Income Opportunities, LLC

(a Delaware Limited Liability Company)

Table of Contents
For the Year Ended March 31, 2020

Report of Independent Registered Public Accounting Firm	1
Schedule of Investments	2-4
Statement of Assets and Liabilities	5
Statement of Operations	6
Statements of Changes in Net Assets	7
Statement of Cash Flows	8
Financial Highlights	9-10
Notes to Financial Statements	11-21
Fund Expenses	22
Fund Management	23-25
Other Information	26-30

Partners Group Private Income Opportunities, LLC

(a Delaware Limited Liability Company)

Report of Independent Registered Public Accounting Firm
For the Year Ended March 31, 2020

To the Board of Managers and Shareholders of
Partners Group Private Income Opportunities, LLC

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Partners Group Private Income Opportunities, LLC (the “Fund”) as of March 31, 2020, the related statements of operations and of cash flows for the year ended March 31, 2020, the statement of changes in net assets for each of the two years in the period ended March 31, 2020, including the related notes, and the financial highlights for each of the periods indicated (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2020, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2020 and the financial highlights for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020 by correspondence with the custodian, portfolio company investees or agent banks; when replies were not received from the custodian, portfolio company investees or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Dallas, Texas
June 1, 2020

We have served as the auditor of one or more investment companies in the Partners Group investment company group since 2010.

Partners Group Private Income Opportunities, LLC

(a Delaware Limited Liability Company)

Schedule of Investments –
March 31, 2020

INVESTMENT PORTFOLIO AS A PERCENTAGE OF TOTAL NET ASSETS

Private Investments (91.67%) Direct Equity (11.95%)	Investment Type	Acquisition Date	Shares	Fair Value*
North America (11.95%)
Acrisure Holdings, Inc. +, a	Preferred equity	12/10/18	3,000,000	$3,550,665
Alliant Holdings, Inc. +, a	Preferred equity	01/18/19	3,000	3,076,875
BI Gen Holdings, Inc. +, a	Common equity	09/05/18	14,561	109,705
CB Titan MidCo Holdings, Inc. +, a	Common equity	05/01/17	56,634	63,837
Checkers Drive-in Restaurants, Inc. (US) +, a	Common equity	08/21/19	108	3
ConvergeOne Investment L.P. +, a	Common equity	06/28/19	233	180,950
KDOR Merger Sub Inc. +, a	Common equity	05/11/18	250,000	45,683
KENE Holdings, L.P. +, a, b	Limited partnership interest	08/08/19	—	187,098
KKR Enterprise Co-Invest L.P. +, a	Common equity	10/11/18	548	1
KSLB Holdings, LLC +, a	Common equity	07/30/18	252,000	192,472
Safari Co-Investment L.P. +, a, b	Limited partnership interest	03/14/18	—	190,240
Shermco Intermediate Holdings, Inc. +, a	Common equity	06/05/18	2,500	89,122
Total North America (11.95%)				7,686,651
Total Equity (11.95%)				$7,686,651

Direct Debt (79.72%)	Interest	Acquisition Date	Maturity Date	Investment Type	Principal	Fair Value*
Asia - Pacific (4.29%)
Snacking Investments BidCo Pty Limited +, a	Cash 8.50% + BBSY (1.00% Floor)†	12/23/19	12/17/27	Second Lien	$3,081,737	$2,762,161
Total Asia - Pacific (4.29%)						2,762,161

North America (57.56%)
Bracket Intermediate Holding Corp. +, a	Cash 8.13% + L (1.00% Floor)^^	09/05/18	08/31/26	Second Lien	1,950,000	1,569,165
Campaign Monitor (UK) Limited +, a	Cash 8.50% + L (1.00% Floor)^^^	05/06/19	11/06/25	Second Lien	1,501,042	1,305,006
Chase Industries, Inc. [a,c]	Cash 7.25% + L (1.00% Floor)^^	05/11/18	05/11/26	Second Lien	500,000	—
Chase Industries, Inc. +, a	Cash 8.00% + L (1.00% Floor)^^	05/11/18	05/11/26	Second Lien	1,925,000	1,512,600
Checkers Holdings, Inc. +, a	Cash 4.25% + L (1.00% Floor)^	05/09/17	04/25/24	Senior	154,000	87,525
Checkers Holdings, Inc. +, a	Cash 8.00% + L (1.00% Floor)^	04/25/17	04/25/25	Second Lien	487,821	264,720
CIBT Global, Inc. +, a	Cash 4.00% + L (1.00% Floor)^^	06/19/17	06/01/24	Senior	434,560	304,976
Clarity Telecom, LLC +, a	Cash 8.25% + L (1.00% Floor)^	09/12/19	08/30/27	Second Lien	2,025,000	1,704,038
ConvergeOne Holdings, Inc. +, a	Cash 8.50% + L^	04/15/19	01/04/27	Second Lien	2,325,000	1,752,818
CSC Holdings, LLC +, a	Cash 2.25% + L^	07/31/19	01/15/26	Senior	992,481	957,744
Deerfield Dakota Holding, LLC +, a	Cash 3.75% + L (1.00% Floor)^^	03/05/20	04/09/27	Senior	1,000,000	860,000
DG Investment Intermediate Holdings 2, Inc. +, a	Cash 6.75% + L (0.75% Floor)^	03/01/18	02/02/26	Second Lien	2,089,500	1,762,530
Diligent Corporation +, a	Cash 5.50% + L (1.00% Floor)^^	05/12/17	04/14/22	Senior	1,299,181	1,285,491

The accompanying notes are an integral part of these Financial Statements.

Partners Group Private Income Opportunities, LLC

(a Delaware Limited Liability Company)

Schedule of Investments –
March 31, 2020 (continued)

Private Investments (continued) Direct Debt (continued)	Interest	Acquisition Date	Maturity Date	Investment Type	Principal	Fair Value*
North America (continued)
Edgewood Partners Holdings, LLC +, a	Cash 4.25% + L (1.00% Floor)^	09/29/17	09/08/24	Senior	$912,929	$843,775
Envision Healthcare Corporation +, a	Cash 7.75% + L^	10/11/18	10/11/26	Mezzanine	3,765,450	1,217,370
Envision Healthcare Corporation +, a	Cash 3.75% + L^	06/04/19	10/10/25	Senior	989,975	526,073
Galls, LLC +, a	Cash 6.25% + L (1.00% Floor)^	02/07/18	01/31/25	Senior	459,696	392,968
GHX Ultimate Parent Corporation +, a	Cash 3.25% + L (1.00% Floor)^^	07/25/17	06/22/24	Senior	979,594	915,730
KENE Acquisition, Inc. +, a	Cash 8.25% + L (1.00% Floor)^^	08/08/19	08/08/26	Second Lien	1,462,500	1,224,259
KSLB Holdings, LLC +, a	Cash 8.75% + L (1.00% Floor)^	07/30/18	07/30/26	Second Lien	3,212,308	2,969,136
Ministry Brands, LLC +, a	Cash 4.00% + L (1.00% Floor)^	04/11/17	12/02/22	Senior	1,261,833	1,222,592
National Spine & Pain Centers, LLC +, a	Cash 5.25% + L (1.00% Floor)^	06/30/17	06/02/24	Senior	536,963	433,625
Pearl Intermediate Parent, LLC +, a	Cash 6.25% + L^	03/21/18	02/13/26	Second Lien	2,397,000	1,965,000
Peraton Corp. +, a	Cash 5.25% + L (1.00% Floor)^	06/09/17	04/29/24	Senior	580,500	536,820
Perforce Software, Inc. +, a	Cash 3.75% + L^^	07/19/19	07/01/26	Senior	1,691,511	1,443,417
Prometric Holdings, Inc. +, a	Cash 7.50% + L (1.00% Floor)^	01/29/18	01/29/26	Second Lien	519,250	412,940
Radiology Partners, Inc. +, a	Cash 4.25% + L^^	07/23/19	07/09/25	Senior	1,913,500	1,604,470
Shermco Intermediate Holdings, Inc. +, a	Cash 4.50% + L (1.00% Floor)^	06/05/18	06/05/24	Senior	1,297,085	1,272,079
SSH Group Holdings, Inc. +, a	Cash 8.25% + L^^	08/21/18	07/30/26	Second Lien	2,120,000	1,611,200
TecoStar Holdings, Inc. +, a	Cash 8.50% + L (1.00% Floor)^	05/01/17	11/01/24	Second Lien	511,875	452,393
Vetcor Professional Practices LLC +, a	Cash 6.50% + L^	07/02/18	07/02/26	Second Lien	3,603,333	3,207,327
Zayo Group Holdings, Inc. +, a	Cash 3.00% + L^^	02/20/20	03/09/27	Senior	1,500,000	1,425,000
Total North America (57.56%)						37,042,787

Rest of World (3.50%)
AI Sirona (Luxembourg) Acquisition S.a.r.l. +, a	Cash 4.75% + L^^^	10/12/18	07/10/25	Senior	1,637,060	1,366,945
AI Sirona (Luxembourg) Acquisition S.a.r.l. +, a	Cash 7.25% + E###	10/05/18	07/10/26	Second Lien	1,009,422	883,648
Total Rest of World (3.50%)						2,250,593

Western Europe (14.37%)
Altran Technologies S.A. +, a	Cash 2.75% + E##	04/10/18	03/20/25	Senior	802,647	782,573
Atlas Packaging GmbH +, a	Cash 7.75% + E#	09/14/18	07/31/26	Second Lien	2,705,690	2,447,297
CD&R Firefly Bidco Limited +, a	Cash 7.75% + L^^	06/21/18	06/18/26	Second Lien	2,042,169	1,669,577
Cidron Atrium SE +, a	Cash 7.00% + E (0.50% Floor)###	02/28/18	02/28/26	Second Lien	995,193	841,517
EG Finco Limited +, a	Cash 7.75% + E (1.00% Floor)##	06/21/18	04/20/26	Second Lien	1,393,977	1,133,635
Everest Bidco SAS +, a	Cash 7.50% + L (1.00% Floor)^^	07/10/18	07/04/26	Second Lien	1,866,779	1,175,510
RivieraTopco SARL +, a	PIK 8.50%; E (1.00% Floor)###	12/08/17	05/08/24	Mezzanine	1,354,130	1,196,510
Total Western Europe (14.37%)						9,246,619
Total Debt (79.72%)						$51,302,160

Total Private Investments (Cost $71,457,451)(91.67%)						$58,988,811

Total Investments (Cost $71,457,451)(91.67%)						58,988,811

Other Assets in Excess of Liabilities (8.33%)						5,362,986

Net Assets (100.00%)						$64,351,797

The accompanying notes are an integral part of these Financial Statements.

Partners Group Private Income Opportunities, LLC

(a Delaware Limited Liability Company)

Schedule of Investments –
March 31, 2020 (continued)

*

The Fair Value of any Investment may not necessarily reflect the current or expected future performance of such Investment or the Fair Value of the Fund’s interest in such Investment. Furthermore, the Fair Value of any Investment has not been calculated, reviewed, verified or in any way approved by such Investment or its general partner, manager or sponsor (including any of its affiliates). Please see Note 2.b for further detail regarding the valuation policy of the Fund.

+	The fair value of the investment was determined using significant unobservable inputs.

^	The interest rate on these loans is subject to the greater of a LIBOR floor or 1 month LIBOR plus a base rate. The 1 month LIBOR as of March 31, 2020 was 0.99%.

^^	The interest rate on these loans is subject to the greater of a LIBOR floor or 3 month LIBOR plus a base rate. The 3 month LIBOR as of March 31, 2020 was 1.45%.

^^^	The interest rate on these loans is subject to the greater of a LIBOR floor or 6 month LIBOR plus a base rate. The 6 month LIBOR as of March 31, 2020 was 1.18%.

#	As of March 31, 2020, 1 month Euribor was -0.42%.

##	As of March 31, 2020, 3 month Euribor was -0.36%.

###	As of March 31, 2020, 6 month Euribor was -0.29%.

†	As of March 31, 2020, 1 month Bank Bill Swap Rate was 0.35%.

[a]

Private Investments are generally issued in private placement transactions and as such are generally restricted as to resale. Each investment may have been purchased on various dates and for different amounts. The date of the first purchase is reflected under Acquisition Date as shown in the Schedule of Investments. Total fair value of restricted investments as of March 31, 2020 was $58,988,811, or 100.00% of net assets. As of March 31, 2020, the aggregate cost of each investment restricted to resale was $2,940,000, $2,940,000, $150,000, $56,635, $0, $232,500, $250,000, $219,375, $548,143, $252,000, $256,811, $57,500, $3,367,879, $1,913,157, $1,471,441, $0, $1,937,523, $154,613, $497,366, $435,207, $1,976,766, $2,197,478, $977,760, $990,000, $2,091,631, $1,423,442, $914,330, $3,700,078, $948,093, $461,398, $981,444, $1,428,339, $405,626, $267,941, $2,449,981, $1,267,697, $538,059, $2,390,060, $581,654, $1,683,760, $536,911, $1,904,862, $1,309,252, $2,101,924, $515,883, $3,543,612, $1,496,250, $1,711,933, $1,054,989, $904,794, $2,791,164, $2,190,182, $1,115,032, $1,486,384, $1,948,639 and $1,489,953, respectively, totaling $71,457,451.

[b]	Investment does not issue shares.

[c]	Investment has been committed to but has not been funded by the Fund.

Legend:

BBSY - Bank Bill Swap Rate

E - Euribor

L - Libor

PIK - Payment-in-kind

A summary of outstanding financial instruments at March 31, 2020 is as follows:

Forward Foreign Currency Contracts

Settlement Date	Counterparty	Currency Purchased	Currency Sold	Value	Unrealized Appreciation (Depreciation)
April 22, 2020	Bank of America	$5,087,168	£ 3,900,000	$4,838,480	$248,688
June 24, 2020	Bank of America	$6,616,443	€ 5,900,000	$6,496,150	$120,292
June 24, 2020	Bank of America	$1,479,122	A$ 2,400,000	$1,468,847	$10,276
					$379,256

The accompanying notes are an integral part of these Financial Statements.

Partners Group Private Income Opportunities, LLC

(a Delaware Limited Liability Company)

Statement of Assets and Liabilities –
March 31, 2020

Assets
Private Investments, at fair value (cost $71,457,451)	$58,988,811
Cash and cash equivalents	8,700,186
Cash denominated in foreign currencies (cost $865,613)	858,751
Interest receivable	346,060
Unrealized appreciation on forward foreign currency contracts	379,256
Receivable from Adviser	95,643
Prepaid assets	14,144
Total Assets	$69,382,851

Liabilities
Investment purchases payable	$2,486,889
Distribution, servicing and transfer agency fees payable	20,668
Repurchase amounts payable for tender offers	1,027,575
Shareholder distributions payable	385,738
Due to broker	480,000
Incentive fee payable	164,124
Management fees payable	145,857
Professional fees payable	132,236
Accounting and administration fees payable	168,389
Custodian fees payable	17,907
Other payable	1,671
Total Liabilities	$5,031,054

Commitments and contingencies (See note 11)

Net Assets	$64,351,797

Net Assets consists of:
Paid-in capital	$75,706,860
Distributable earnings (accumulated loss)	(11,355,063)
Net Assets	$64,351,797

Class A Shares
Net assets	$8,911
Shares outstanding	2,046
Net asset value per share	$4.36
Class I Shares
Net assets	$64,342,886
Shares outstanding	14,714,030
Net asset value per share	$4.37

The accompanying notes are an integral part of these Financial Statements.

Partners Group Private Income Opportunities, LLC

(a Delaware Limited Liability Company)

Statement of Operations –
For the Year Ended March 31, 2020

Investment Income
Dividends	$19,707
Interest	5,941,254
Other fee income	135,902
Total Investment Income	6,096,863

Operating Expenses
Management fees	932,463
Professional fees	334,108
Accounting and administration fees	400,363
Board of Managers’ fees	117,332
Insurance expense	4,776
Custodian fees	42,942
Incentive fee	688,431
Transfer agency fees
Class I Shares	57,365
Other expenses	246,225
Total Expenses	2,824,005
Expense waiver from Adviser	(637,623)
Net Expenses	2,186,382

Net Investment Income	3,910,481

Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation) on Investments, Forward Foreign Currency Contracts and Foreign Currency
Net realized loss from Private Investments	(111,590)
Net realized loss on foreign currency transactions	(25,356)
Net realized gain on forward foreign currency contracts	620,669
Net change in accumulated unrealized appreciation (depreciation) on:
Private Investments	(11,703,489)
Foreign currency translation	549
Forward foreign currency contracts	310,542

Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation) on Investments, Forward Foreign Currency Contracts and Foreign Currency	(10,908,675)

Net Increase (Decrease) in Net Assets From Operations	$(6,998,194)

The accompanying notes are an integral part of these Financial Statements.

Partners Group Private Income Opportunities, LLC

(a Delaware Limited Liability Company)

Statements of Changes in Net Assets –

	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019
Increase (decrease) in Net Assets resulting from operations:
Net investment income (loss)	$3,910,481	$2,819,066
Net realized gain (loss) on investments, foreign currency transactions, and forward foreign currency contracts	483,723	830,476
Net change in unrealized appreciation (depreciation) on investments, foreign currency translation and forward foreign currency contracts	(11,392,398)	(1,161,571)
Net increase (decrease) in Net Assets resulting from operations:	$(6,998,194)	$2,487,971

Distributions to Shareholders from:
Distributable earnings	(4,288,481)	(3,318,854)
Total distributions to Shareholders	$(4,288,481)	$(3,318,854)

Capital transactions (see note 5):
Issuance of Shares
Class I Shares	$5,165,000	$19,753,065
Reinvestment of Shares
Class A Shares	423	149
Class I Shares	3,601,723	2,320,133
Redemption of Shares
Class I Shares	(4,280,445)	(524,070)
Exchanges of Shares
Class A Shares	—	10,000
Class I Shares	—	(10,000)
Total increase in Net Assets resulting from capital transactions	$4,486,701	$21,549,277

Total increase (decrease) in Net Assets	$(6,799,974)	$20,718,394

Net Assets at beginning of year	$71,151,771	$50,433,377
Net Assets at end of year	$64,351,797	$71,151,771

The accompanying notes are an integral part of these Financial Statements.

Partners Group Private Income Opportunities, LLC

(a Delaware Limited Liability Company)

Statement of Cash Flows –
For the Year Ended March 31, 2020

CASH FLOWS FROM OPERATING ACTIVITIES
Net decrease in Net Assets from Operations	$(6,998,194)
Adjustments to reconcile Net increase (decrease) in Net Assets from Operations to net cash provided by (used in) operating activities:
Net change in accumulated unrealized (appreciation) depreciation on Private Investments	11,703,489
Net change in unrealized (appreciation) depreciation on forward foreign currency contracts	(310,542)
Net realized (gain) from investments, forward foreign currency contracts and foreign currency transactions	(483,723)
Purchases of investments	(25,340,661)
Proceeds from sales of investments	14,145,958
Net realized gain on forward foreign currency contracts	620,669
Amortization of premium and accretion of discount	(134,981)
Increase in interest receivable	(34,480)
Decrease in receivable from Adviser	444,100
Increase in prepaid assets	(13,250)
Increase in investment purchases payable	2,442,176
Increase in due to broker	480,000
Decrease in management fees payable	(285,781)
Decrease in distribution, servicing and transfer agency fees payable	(2,220)
Increase in professional fees payable	32,236
Increase in accounting and administrative fees payable	30,005
Increase in custodian fees payable	3,575
Decrease in other payable	(3,157)
Increase in incentive fee payable	85,171
Net Cash (Used in) Operating Activities	(3,619,610)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of Shares	5,165,000
Distributions paid	(800,738)
Payments for Shares redeemed	(3,327,250)
Net Cash Provided by Financing Activities	1,037,012

Net change in cash and cash equivalents	(2,582,598)

Effect of exchange rate changes on cash	(25,356)

Cash and cash equivalents at beginning of period	12,166,891
Cash and cash equivalents at End of Period	$9,558,937

Supplemental and non-cash financing activities
Reinvestment of Shares	$3,602,146

The accompanying notes are an integral part of these Financial Statements.

Partners Group Private Income Opportunities, LLC

(a Delaware Limited Liability Company)

Financial Highlights –

	Class A Shares
	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Period from June 1, 2017 through March 31, 2018^
Per Share Operating Performance:(1)
Net asset value, beginning of year	$5.11	$5.18	$5.00
Income from investment operations:
Net investment income(2)	0.26	0.23	0.06
Net realized and unrealized gain (loss) on investments	(0.72)	(0.04)	0.12
Net increase (decrease) in net assets resulting from operations	(0.46)	0.19	0.18
Distributions from:
Net investment income	(0.29)	(0.25)	—
Net realized gains	—	(0.01)	—
Total distributions	(0.29)	(0.26)	—
Net asset value, end of period	$4.36	$5.11	$5.18
Total Return(3)	(9.70)%	3.97%	3.50%

Ratios and supplemental data:
Net assets, end of period in thousands (000’s)	$9	$10	$—	*
Net investment income to average net assets before Incentive Fee	6.16%	5.12%	1.77	%(4)
Ratio of gross expenses to average net assets, excluding Incentive Fee(5)	2.80%	3.36%	4.49	%(4)
Ratio of Incentive Fee to average net assets	0.93%	0.65%	0.29	%(6)
Ratio of gross expenses and Incentive Fee to average net assets(5)	3.73%	4.01%	4.78	%(4)(7)
Ratio of expense waivers to average net assets	(0.78)%	(1.42)%	(2.48	)%(4)
Ratio of net expenses and Incentive Fee to average net assets	2.95%	2.59%	2.30	%(4)(7)
Ratio of net expenses to average net assets, excluding Incentive Fee	2.02%	1.94%	2.01	%(4)(7)

Portfolio Turnover	21.26%	83.44%	19.18	%(6)

^	Class A commenced operations on June 1, 2017.

(1)	Selected data for a Net Asset Value per Share outstanding throughout the period.

(2)	Calculated using average shares outstanding.

(3)

Total investment return reflects the changes in Net Asset Value based on the effects of the performance of the Fund during the period and adjusted for cash flows related to capital contributions or withdrawals during the period.

(4)	Annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursement by/to the Adviser.

(6)	Not annualized.

(7)	The Incentive Fee and/or organizational expenses are not annualized.

*	Amount rounds to less than $1,000.

The accompanying notes are an integral part of these Financial Statements.

Partners Group Private Income Opportunities, LLC

(a Delaware Limited Liability Company)

Financial Highlights –

	Class I Shares
	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018
Per Share Operating Performance:(1)
Net asset value, beginning of year	$5.13	$5.19	$5.00
Income from investment operations:
Net investment income(2)	0.27	0.22	0.14
Net realized and unrealized gain (loss) on investments	(0.74)	(0.02)	0.13
Net increase (decrease) in net assets resulting from operations	(0.47)	0.20	0.27
Distributions from:
Net investment income	(0.29)	(0.25)	(0.08)
Net realized gains	—	(0.01)	— *
Total distributions	(0.29)	(0.26)	(0.08)
Net asset value, end of period	$4.37	$5.13	$5.19
Total Return(3)	(9.68)%	3.78%	5.48%

Ratios and supplemental data:
Net assets, end of period in thousands (000’s)	$64,343	$71,142	$50,433
Net investment income to average net assets before Incentive Fee	6.22%	4.98%	3.23%
Ratio of gross expenses to average net assets, excluding Incentive Fee(4)	2.89%	3.41%	5.51%
Ratio of Incentive Fee to average net assets	0.93%	0.65%	0.48%
Ratio of gross expenses and Incentive Fee to average net assets(4)	3.82%	4.06%	5.99%
Ratio of expense waivers to average net assets	(0.86)%	(1.41)%	(3.51)%
Ratio of net expenses and Incentive Fee to average net assets	2.96%	2.65%	2.48%
Ratio of net expenses to average net assets, excluding Incentive Fee	2.03%	2.00%	2.00%

Portfolio Turnover	21.26%	83.44%	19.18%

(1)	Selected data for a Net Asset Value per Share outstanding throughout the period.

(2)	Calculated using average shares outstanding.

(3)

Total investment return reflects the changes in Net Asset Value based on the effects of the performance of the Fund during the period and adjusted for cash flows related to capital contributions or withdrawals during the period.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursement by/to the Adviser.

*	Amount rounds to less than $0.005.

The accompanying notes are an integral part of these Financial Statements.

Partners Group Private Income Opportunities, LLC

(a Delaware Limited Liability Company)

Notes to Financial Statements – March 31, 2020

1. Organization

Partners Group Private Income Opportunities, LLC (the “Fund”) is a Delaware limited liability company that was organized on August 16, 2016 and commenced operations on April 1, 2017. The Fund is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company. The Fund is managed by Partners Group (USA) Inc. (the “Adviser”), an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) pursuant to an amended and restated investment management agreement between the Fund and the Adviser (the “Investment Management Agreement”). The board of managers of the Fund (the “Board”) has overall responsibility for the management and supervision of the business operations of the Fund. As permitted by applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Fund, any committee of the Board, or the Adviser. The Fund’s investment objective is to generate attractive risk adjusted returns and current income by investing in a diversified portfolio of predominantly credit related opportunities. Although the offering of limited liability company interests in the Fund (the “Shares”) is registered under the Securities Act of 1933, as amended (the “1933 Act”), Shares are offered only to investors that represent that they are “accredited investors” within the meaning of Rule 501 under the 1933 Act. Holders of Shares becomes shareholders of the Fund (the “Shareholders”).

The Fund offers two separate classes of Shares designated as Class A Shares (the “Class A Shares”) and Class I Shares (the “Class I Shares”). While the Fund currently offers only two classes of Shares, it may offer additional classes of Shares in the future. The Class A Shares and the Class I Shares have, and each additional class of Shares issued by the Fund, if any, will have, different characteristics, particularly in terms of the sales charges that Shareholders of that class bear, and the distribution and service fees that are charged to such class. The Adviser has received an exemptive order from the SEC for the Fund’s multi-class structure.

Each class of Shares represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of Shares based on the relative net assets of each class of Shares to the total net assets of the Fund. Each class of Shares differs in its distribution and service plan, if any, and certain other class specific expenses.

2. Significant Accounting Policies

The Fund is an investment company and applies the guidance set forth in Accounting Standards Codification (“ASC”) 946, Financial Services—Investment Companies. The following is a summary of significant accounting and reporting policies used in preparing the financial statements.

a. Basis of Accounting

The Fund’s accounting and reporting policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”).

b. Valuation of Investments

Investments held by the Fund constitute a diversified portfolio of predominantly credit-related instruments, including but not limited to, first and second lien senior secured loans, secured unitranche debt, unsecured debt (e.g., mezzanine debt), structurally subordinated instruments, as well as public debt, corporate bonds, other debt securities and equity investments (“Private Investments”).

The Adviser estimates the fair value of the Fund’s Private Investments in conformity with U.S. GAAP and the Fund’s valuation procedures (the “Valuation Procedures”) that have been approved by the Board. As authorized by the Valuation Procedures, the Adviser values the Fund’s Private Investments in consultation with its affiliates. The Valuation Procedures require evaluation of all relevant factors reasonably available to the Adviser and its affiliates at the time the Fund’s Private Investments are valued.

Fair value determinations for Private Investments for which exchange or market quotations are readily available are valued based on such market quotations unless the Adviser determines that such market quotations do not represent fair value. In determining whether market quotations represent fair value, the Adviser considers different factors such as the source and the nature of the quotations in order to determine whether the quotations represent fair value. The Adviser makes use of reputable financial information providers in order to obtain the relevant quotations.

Partners Group Private Income Opportunities, LLC

(a Delaware Limited Liability Company)

Notes to Financial Statements – March 31, 2020 (continued)

2. Significant Accounting Policies (continued)

For debt and equity securities, which are not valued by reference to market quotations, the fair value is determined in good faith by the Adviser. In determining the fair values of these investments, the Adviser typically applies widely recognized market, market comparable loans and income valuation methodologies including, but not limited to, earnings and multiple analysis, discounted cash flow method and third party valuations. To determine fair value, these methods are applied to the latest information provided by the underlying investment or other business counterparties (e.g., debt agents) such as last twelve months or forecast / budgeted EBITDA, sales, and net income figures or forecast cash flows. Because of inherent uncertainty in valuation, the estimated values may differ from the values that would be been used had a ready market for the securities existed, and the differences could be material.

In certain circumstances the Adviser may determine that cost best approximates the fair value of the particular Private Investment.

The Valuation Procedures are implemented by the Adviser and State Street Bank and Trust Company, the Fund’s administrator (the “Administrator”). Both the Adviser and the Administrator are subject to the oversight of, and report to, the Board. The Adviser and the Administrator monitor and review the methodologies of the various third-party pricing services that are employed by the Fund.

The Adviser and one or more of its affiliates act as investment advisers to clients other than the Fund. However, the valuation attributed to a Private Investment held by the Fund and the valuation attributed to the same Private Investment held by another client of the Adviser or of one of its affiliates might differ as a result of differences in accounting, regulatory and other factors applicable to the Fund versus to such other client.

c. Cash and Cash Equivalents

Pending investment in Private Investments and in order to maintain liquidity, the Fund holds cash, including amounts held in foreign currencies, in short-term interest-bearing deposit accounts. At times, those amounts may exceed any applicable federally insured limits. The Fund has not experienced any losses in such accounts and does not believe that it is exposed to any significant credit risk on such accounts.

d. Foreign Currency Translation

The books and records of the Fund are maintained in U.S. Dollars. Generally, valuations of assets and liabilities denominated in currencies other than the U.S. Dollar are translated into U.S. Dollar equivalents using valuation date exchange rates, while purchases, realized gains and losses, income and expenses are translated at transaction date exchange rates. As of March 31, 2020, the Fund’s investments denominated in foreign currencies were as follows:

Currency	Number of investments
Australian Dollars	1
Pounds Sterling	4
Euros	6

The Fund does not isolate the portion of the results of operations due to fluctuations in foreign exchange rates from changes in fair values of the investments during the year.

Partners Group Private Income Opportunities, LLC

(a Delaware Limited Liability Company)

Notes to Financial Statements – March 31, 2020 (continued)

2. Significant Accounting Policies (continued)

e. Forward Foreign Currency Exchange Contracts

The Fund may enter forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. These contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date may be entered into either as a hedge or as a cross hedge against either specific transactions or portfolio positions. The objective of the Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. Dollar value of the Fund’s foreign currency denominated investments will decline due to changes in foreign currency exchange rates. All forward foreign currency exchange contracts are “marked-to-market” daily at the applicable translation rates resulting in unrealized gains or losses. Realized gains or losses are recorded at the time the forward foreign currency exchange contract is offset by entering into a closing transaction or by the delivery or receipt of the currency. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. Dollar.

During the year ended March 31, 2020, the Fund entered into 20 short forward foreign currency exchange contracts. As disclosed in the Statement of Assets and Liabilities, the Fund had $379,256 in unrealized appreciation and $0 in unrealized depreciation on forward foreign currency exchange contracts. As disclosed in the Statement of Operations, the Fund had $620,669 in net realized gains and $310,542 change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts. The outstanding forward foreign currency exchange contract amounts at March 31, 2020 are representative of contract amounts during the year.

f. Investment Income

The Fund records a distribution of cash or in-kind securities on a Private Investment at fair value based on the information contained in the notice provided to the Fund when the distribution is received. Thus, the Fund recognizes within the Statement of Operations its share of realized gains or (losses) and the Fund’s share of net investment income or (loss) based upon information received about distributions on Private Investments. Unrealized appreciation (depreciation) on investments within the Statement of Operations includes the Fund’s share of unrealized gains and losses, realized undistributed gains/losses, and the Fund’s share of undistributed net investment income or (loss) from Private Investments for the relevant period.

For certain transactions, the Fund accounts for particular income received as other income and transaction income. Other income includes transfer fees, amendment fees, unfunded fees and any other income that is not categorized as interest income. For certain investments, transaction income, including break-up fees, directors’ fees, financial advisory fees, topping fees, investment banking fees, monitoring fees, organizational fees, syndication fees, is classified as extraordinary income, as are other fees payable to the Fund with respect to any Fund investments or unconsummated transactions.

g. Fund Expenses

The Fund bears all expenses incurred in the business of the Fund on an accrual basis, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund’s account; legal fees; accounting, auditing, and tax preparation fees; custodial fees; fees for data and software providers; costs of insurance; registration expenses; fees of Independent Managers; and expenses of meetings of the Board, including reimbursement of the Independent Managers for their expenses in attending meetings of the Board.

h. Income Taxes

The Fund recognizes tax positions in its financial statements only when it is more likely than not that the position will be sustained upon examination by the relevant taxing authority based on the technical merits of the position. A position that meets this standard is measured at the largest amount of benefit that will more likely than not be realized upon settlement. The Fund reports any interest expense related to income tax matters in income tax expense, and any income tax penalties under expenses in the Statement of Operations.

The Fund’s tax positions have been reviewed based on applicable statutes of limitation for tax assessments, which may vary by jurisdiction, and based on such review, the Fund has concluded that no additional provision for income tax is required in the Fund’s financial statements. The Fund is subject to potential examination by certain taxing authorities in various jurisdictions. The Fund’s tax positions are subject to ongoing interpretation of laws and regulations by taxing authorities.

Partners Group Private Income Opportunities, LLC

(a Delaware Limited Liability Company)

Notes to Financial Statements – March 31, 2020 (continued)

2. Significant Accounting Policies (continued)

Effective January 1, 2017, the Fund filed an election with the Internal Revenue Service to be treated as an association taxable as a corporation for U.S. federal income tax purposes. Furthermore, effective January 1, 2017, the Fund elected to be treated for U.S. federal income tax purposes and intends to qualify annually, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Fund were to fail to meet the requirements of Subchapter M to qualify as a RIC, and if the Fund were ineligible to or otherwise were not to cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, whether or not distributed to Shareholders, and all distributions out of earnings and profits would be taxable to Shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment under Subchapter M. In order to comply with Subchapter M the Fund must distribute substantially all of its taxable income and gains to its Shareholders and meet certain diversification and income requirements with respect to its investments.

i. Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in capital from operations during the reporting period. Actual results may differ from those estimates.

j. Disclosures about Offsetting Assets and Liabilities

The Fund is subject to Financial Accounting Standards Board’s (“FASB”) Disclosures about Offsetting Assets and Liabilities that requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.

For financial reporting purposes, the Fund does not offset derivative assets and liabilities that are subject to Master Netting Agreements (“MNA”) or similar arrangements in the Statement of Assets and Liabilities. The following table presents the Fund’s derivative assets by type, net of amounts available for offset under a MNA and net of the related collateral received by the Fund as of March 31, 2020:

Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Not Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Pledged	Net Amount[1]
Bank of America	$379,256	$379,256	$379,256	$—	$379,256

[1]	Net amount represents the net amount receivable from the counterparty in the event of default.

k. Recently Adopted Accounting Pronouncement

In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820) - Disclosure Framework, to modify the disclosure requirements on fair value measurements. The provisions include several changes for disclosures including for unrealized gains/losses, transfers in and out of investments held as Level 3 fair value investments and information related to measurement uncertainties. The provisions also include the removal of disclosures of transfers between investments held as Level 1 and Level 2 fair value investments and the reduction of disclosures of liquidation of investees assets. For all entities, the amendments for this update are effective for annual periods beginning after December 15, 2019. Certain provisions require retrospective application upon adoption. The Adviser is currently evaluating the impact that the adoption of this standard will have on the Fund’s financial statements and related disclosures.

Partners Group Private Income Opportunities, LLC

(a Delaware Limited Liability Company)

Notes to Financial Statements – March 31, 2020 (continued)

3. Fair Value Measurements

In conformity with U.S. GAAP, investments are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. Estimated values may differ from the values that would have been used if a ready market existed or if the investments were liquidated at the valuation date. A three-tier hierarchy is used to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below:

Valuation of Investments

●

Level 1 – Pricing inputs are quoted prices available in active markets for identical investments as of the measurement date. The type of investments included in Level 1 include marketable securities that are primarily traded on a securities exchange or over-the-counter. The fair value is determined to be the last sale price on the determination date, or, if no sales occurred on any such date, the mean between the closing bid and ask prices on such date. The Fund does not apply a blockage discount to the quoted price for these investments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

●

Level 2 – Pricing inputs are other than quoted prices in active markets (i.e., Level 1 pricing) and fair value is determined through the use of models or other valuation methodologies through direct or indirect corroboration with observable market data. Investments that are generally included in this category include corporate notes, convertible notes, warrants and restricted equity securities. The fair value of legally restricted equity securities may be discounted depending on the likely impact of the restrictions on liquidity and the Adviser’s estimates.

●

Level 3 – Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant management judgment and/or estimation. Investments that are included in this category are equity and debt investments that are privately owned, as well as convertible notes and warrants that are not actively traded. The fair value for investments using Level 3 pricing inputs are based on the Adviser’s estimates that consider a combination of various performance measurements including the timing of the transaction, the market in which the investment operates, comparable market transactions, performance and projections and various performance multiples as applied to earnings before interest, taxes, depreciation and amortization or a similar measure of earnings for the latest reporting period and forward earnings, brokers quotes as well as discounted cash flow analysis.

The following table presents the Fund’s Investments at March 31, 2020 measured at fair value. Due to the inherent uncertainty of estimates, fair value determinations based on estimates may materially differ from the values that would have been used had a ready market for the securities existed.

Investments	Level 1	Level 2	Level 3	Total
Private Investments:
Debt	$—	$—	$51,302,160	$51,302,160
Equity	—	—	7,686,651	7,686,651
Total Private Investments*	$—	$—	$58,988,811	$58,988,811
Total Investments	$—	$—	$58,988,811	$58,988,811
Other Financial Instruments
Foreign Currency Exchange Contracts**	$379,256	$—	$—	$379,256
Total Foreign Currency Exchange Contracts	$379,256	$—	$—	$379,256

*	Private Investments are described in Note 2.b.

**	Forward Foreign Currency Exchange Contracts are described in Note 2.e.

Partners Group Private Income Opportunities, LLC

(a Delaware Limited Liability Company)

Notes to Financial Statements – March 31, 2020 (continued)

3. Fair Value Measurements (continued)

The following is a reconciliation of the amount of the account balances on April 1, 2019 and March 31, 2020 of those investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments	Balance as of April 1, 2019	Realized gain/(loss)	Net change in unrealized appreciation/ (depreciation)	Gross purchases	Gross sales	Net amortization discount (premium)	Net transfers in or out of Level 3	Balance as of March 31, 2020
Private Investments:
Debt	$52,251,266	$(118,119)	$(11,231,126)	$20,680,978	$(10,415,212)	$134,373	$—	$51,302,160
Equity	7,222,940	—	(472,363)	939,264	(3,190)	—	—	7,686,651
Total Private Investments	$59,474,206	$(118,119)	$(11,703,489)	$21,620,242	$(10,418,402)	$134,373	$—	$58,988,811

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments. Transfers between levels of the fair value hierarchy are reported at the beginning of the reporting period in which they occur. For the year ended March 31, 2020, there were no transfers between levels.

The amount of the net change in unrealized depreciation for the year ended March 31, 2020 relating to investments in Level 3 assets still held at March 31, 2020 is $11,862,222, which is included as a component of net change in accumulated unrealized appreciation on investments on the Statement of Operations.

The following is a summary of quantitative information about significant unobservable valuation inputs approved by the Adviser for Level 3 Fair Value Measurements for investments held as of March 31, 2020:

Type of Security	Fair Value at March 31, 2020 (000’s)*	Valuation Technique(s)	Unobservable Input	Range (weighted average)
Private Investments:
Debt	$16,484	Broker quotes	Indicative quotes for an inactive market	n/a
	$34,982	Discounted cash flow	Discount factor	6.53% – 33.94% (12.58%)
Equity	$7,687	Market comparable companies	Enterprise value to EBITDA multiple	7.14x – 14.37x (12.12x)

*	Level 3 fair value includes accrued interest.

Level 3 equity investments valued using an unobservable input factor are directly affected by a change in that factor. For Level 3 debt investments, the Fund estimates a fair value through the use of an earnings and multiples analysis or a discounted cash flows analysis that considers the credit risk and interest rate risk of the particular investment. For Level 3 equity and Level 3 debt investments, significant increases or decreases in these inputs in isolation would result in a significantly lower or higher fair value measurements.

Partners Group Private Income Opportunities, LLC

(a Delaware Limited Liability Company)

Notes to Financial Statements – March 31, 2020 (continued)

4. Distributions/Allocation of Shareholders Capital

The Fund contemplates declaring quarterly dividends each calendar year constituting all or substantially all of its investment company taxable income. From time to time, the Fund may also pay special interim distributions in the form of cash or Shares at the discretion of the Board. Unless Shareholders elect to receive distributions in the form of cash, the Fund intends to make its ordinary distributions in the form of additional Shares under a dividend reinvestment plan. Any distributions reinvested will nevertheless remain taxable to Shareholders that are U.S. persons.

5. Share Transactions/Subscription and Repurchase of Shares

In general, Shares are offered for purchase as of the first day of each calendar month. However, Shares may be offered more or less frequently as determined by the Board in its sole discretion.

Pursuant to the conditions of an exemptive order issued by the SEC, and in compliance with Rule 12b-1 under the Investment Company Act, the Fund has adopted a Distribution and Service Plan for the Class A Shares (the “Distribution Plan”). The Distribution Plan allows the Fund to pay distribution fees for the promotion and distribution of its Class A Shares and the provision of personal services to holders of Class A Shares. Under the Distribution Plan, the Fund may pay as compensation to the Fund’s distributor or other qualified recipients up to 0.70% on an annualized basis of the Fund’s net asset value attributable to Class A Shares (the “Distribution Fee”). The Distribution Fee is paid out of the Fund’s assets and decreases the net profits or increases the net losses of the Fund solely with respect to Class A Shares. Class I Shares are not subject to the Distribution Fee and do not bear any expenses associated therewith. In addition, subscriptions for Class A Shares may be subject to a sales load (the “Sales Load”) of up to 3.50% of the subscription amount. No Sales Load may be charged without the consent of the distributor.

The Board may, from time to time and in its sole discretion, cause the Fund to repurchase Shares from Shareholders pursuant to written tenders by Shareholders at such times and on such terms and conditions as established by the Board. In determining whether the Fund should offer to repurchase Shares, the Board considers the recommendation of the Adviser, as well as a variety of other operational, business and economic factors. The Adviser anticipates recommending to the Board that, under normal circumstances, the Fund conduct quarterly repurchase offers for Shares having an aggregate value of no more than 5% of the Fund’s net assets each January 1st, April 1st, July 1st and October 1st. The Fund is entitled to charge an early repurchase fee for any repurchase of Shares from a Shareholder at any time prior to the day immediately preceding the first anniversary of the Shareholder’s purchase of such Shares.

Transactions in Shares were as follows:

	For the Year Ended March 31,
	2020		2019
	Shares	Dollar Amounts	Shares	Dollar Amounts
Class A Shares
Sales	—	$—	—	$—
Redemptions	—	—	—	—
Reinvestments	84	423	30	149
Class exchanges	—	—	1,930	10,000
Net increase (decrease)	84	$423	1,960	$10,149
Class I Shares
Sales	1,006,535	$5,165,000	3,812,556	$19,753,065
Redemptions	(880,699)	(4,280,445)	(101,881)	(524,070)
Reinvestments	711,882	3,601,723	454,645	2,320,133
Class exchanges	—	—	(1,923)	(10,000)
Net increase (decrease)	837,718	$4,486,278	4,163,397	$21,539,128

Partners Group Private Income Opportunities, LLC

(a Delaware Limited Liability Company)

Notes to Financial Statements – March 31, 2020 (continued)

6. Management Fee, Incentive Fee and Fees and Expenses of Managers

Under the terms of the Investment Management Agreement the Adviser is responsible for providing day-to-day investment management and certain other services to the Fund, subject to the ultimate supervision of and any policies established by the Board. Under the Investment Management Agreement, the Adviser is responsible for developing, implementing and supervising the Fund’s investment program.

In consideration for its investment management services under the Investment Management Agreement, the Fund pays the Adviser a monthly management fee equal to 1/12th of 1.25% (1.25% on an annualized basis) of the Fund’s net asset value. For the year ended March 31, 2020, the Fund accrued $932,463 in management fees due to the Adviser (subject to waiver, deferral or reduction under the Expense Limitation Agreement as defined below).

In addition, the Investment Management Agreement provides that an incentive fee (the “Incentive Fee”) is payable to the Adviser at the end of each calendar quarter (and certain other times). For the period ended December 31, 2018, the Incentive Fee was calculated and payable quarterly in arrears equal to 15% of the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter. Effective January 1, 2019, the Incentive Fee is subject to a hurdle rate, expressed as a rate of return on the Fund’s net assets, equal to 1.25% per quarter (or an annualized hurdle rate of 5.00%), subject to a “catch-up” feature. The “catch-up” provision is intended to provide the Adviser with an incentive fee of 15% on all of the Fund’s “pre-incentive fee net investment income” when the Fund’s “pre-incentive fee net investment income” reaches 1.47% of net assets (5.88% annualized). For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the Investment Management Fee, but excluding the Incentive Fee). For the year ended March 31, 2020 an aggregate Incentive Fee of $688,431 was earned by the Adviser.

The Adviser has entered into an expense limitation agreement (the “Expense Limitation Agreement”) with the Fund dated March 20, 2017, pursuant to which the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Annual Net Expenses (excluding taxes, brokerage commissions, interest from borrowing, borrowing costs, certain transaction-related expenses arising out of investments made by the Fund, extraordinary expenses, the Incentive Fee and acquired fund fees and expenses) do not exceed 2.70% on an annualized basis with respect to the Class A Shares and 2.00% on an annualized basis with respect to the Class I Shares (the “Expense Limit”). For a period not to exceed three years from the date on which a Waiver is made, the Adviser may recoup amounts waived or assumed, provided (a) it is able to effect such recoupment and remain in compliance with the Expense Limit and (b) such recoupment does not cause the Fund’s expense ratio after recoupment to exceed the Fund’s net expense ratio in place at the time such amounts were waived. The Expense Limitation Agreement may be terminated by the Adviser or the Fund upon thirty days’ written notice to the other party. During the year ended March 31, 2020, the Fund accrued $637,623 pursuant to the Expense Limitation Agreement that the Adviser has agreed to pay. The total amount pending reimbursement as of March 31, 2020 is $95,643.

In consideration of the services rendered by each Manager who was not an “interested person” of the Fund, as defined by the Investment Company Act (each, an “Independent Manager”), the Fund pays each Independent Manager an annual fee of $29,333. The Fund also reimburses the Independent Managers for their expenses in connection with their services as Managers. The Managers do not receive any pension or retirement benefits from the Fund.

7. Affiliated Investments

Under Section 2(a)(3) of the Investment Company Act, a portfolio company is defined as “affiliated” with the Fund if the Fund owns five percent or more of its outstanding voting securities. At March 31, 2020, the Fund did not hold any affiliated investments.

8. Accounting and Administration Agreement

The Administrator serves as administrator and accounting agent to the Fund and provides certain accounting, record keeping and investor related services under an Accounting and Administration Agreement between the Fund and the Administrator. For these services the Administrator receives a fixed monthly fee, based upon average net assets, fees on portfolio transactions, as well as reasonable out of pocket expenses. For the year ended March 31, 2020, the Fund accrued $400,363 in administration and accounting fees due to the Administrator.

Partners Group Private Income Opportunities, LLC

(a Delaware Limited Liability Company)

Notes to Financial Statements – March 31, 2020 (continued)

9. Investment Transactions

Total purchases of investments for the year ended March 31, 2020 amounted to $25,340,661. Total distribution proceeds from sale, redemption, or other disposition of investments for the year ended March 31, 2020 amounted to $14,145,958. The cost of investments for U.S. federal income tax purposes is adjusted for items of taxable income allocated to the Fund from such investments.

10. Indemnification

In the normal course of business, the Fund may enter into contracts that provide general indemnification. The Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Fund under such agreements, and therefore cannot be established; however, based on management’s experience, the risk of loss from such claims is considered remote.

11. Commitments

As of March 31, 2020, the Fund had funded $132,036,061 or 99.3% of the $132,975,304 of its total commitments to Private Investments.

12. Risk Factors

An investment in the Fund involves significant risks, including industry risk, liquidity risk, interest rate risk and economic conditions risk, that should be carefully considered prior to investing and should only be considered by persons financially able to maintain their investment and who can afford a loss of a substantial part or all of such investment. The Fund invests substantially all of its available capital in Private Investments. Typically, Private Investments are in restricted securities that are not traded in public markets and are subject to substantial holding periods, so that the Fund may not be able to resell some of its holdings for extended periods, which may be several years. The Fund may have a concentration of Private Investments in a particular industry or sector. Investment performance of the sector may have a significant impact on the performance of the Fund. The Fund’s investments are also subject to the risk associated with investing in private securities. Investments in private securities are illiquid and can be subject to various restrictions on resale, and there is no assurance that the Fund will be able to realize the value of such investments in a timely manner. Except where a market exists for the securities in which the Fund is directly or indirectly invested, the valuations of the Fund’s investments are estimated. As a consequence of the inherent uncertainty in estimated valuations, those valuations may differ from the valuations that would have been used had a ready market for the securities existed, and the differences could be material.

Investments in Shares provide limited liquidity. It is currently intended that Shareholders will be able to redeem Shares only through quarterly offers by the Fund to purchase a limited number of Shares. Those offers are at the discretion of the Board on the recommendation of the Adviser. Therefore, an investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of Shares and should be viewed as a long-term investment. No guarantee or representation is made that the Fund’s investment objective will be met.

13. COVID-19

There has been increased uncertainty and disruption in the global economy and financial markets due to the COVID-19 pandemic that have impacted and will continue to impact the operations, financial condition, liquidity and cash flows of the Fund and its underlying portfolio companies and industries for an indefinite period of time. Due to its recent onset, the effects of the pandemic on the Fund’s performance as reflected in the financial statements in this filing are primarily attributable to changes in expectations from market and other sources about the pandemic’s effects, because the effects of the pandemic on the accounting and business performance of the portfolio companies and the industries, countries or market sectors in which they operate generally take time to develop. Some of these companies and industries may be harmed financially from the pandemic, while others may benefit financially. The Fund is diversified across 38 companies operating in varied industries. Given this portfolio diversification and based on current information, management is currently unaware of any significant concentration of risk related to COVID-19.

Partners Group Private Income Opportunities, LLC

(a Delaware Limited Liability Company)

Notes to Financial Statements – March 31, 2020 (continued)

13. COVID-19 (continued)

The Fund is unable to predict the full impact that COVID-19 will have on the Fund’s operations, financial condition, liquidity, and cash flows because of uncertainties about the duration and severity of the pandemic. These and other factors will be updated from time to time in periodic filings with the SEC.

14. Tax Information

Distributions to Shareholders are recorded on ex-dividend date. Income dividends and gain distributions are determined in accordance with income tax rules and regulations that may differ from generally accepted accounting principles. Certain capital accounts in the financial statements have been adjusted for permanent book- tax differences. These adjustments have no impact on net asset values or results of operations.

The tax year of the Fund is the 12-month period ending October 31.

For the tax year ended October 31, 2019, for U.S. federal income tax purposes the Fund’s aggregate unrealized appreciation and depreciation on its investments based on cost were as follows:

	Investments	Forward Foreign Currency Contracts
Tax Cost	$76,948,771	$13,182,733
Gross unrealized appreciation	801,303	379,256
Gross unrealized depreciation	(2,840,566)	—
Net unrealized investment appreciation (depreciation)	$(2,039,263)	$379,256

For the tax year ended October 31, 2019, the Fund made the following permanent book tax differences and reclassifications:

Paid in capital excess of par value	$(12,647)
Undistributed net investment income	748,673
Accumulated realized loss	(736,026)

For the tax year ended October 31, 2019, the components of distributable earnings on a tax basis are as follows:

Undistributed Ordinary Income	$1,337,435
Net Tax Appreciation/(Depreciation)	(2,032,699)
Undistributed Capital Gains	26,517

The tax character of distributions for the tax years ended October 31, 2019 and 2018, was as follows:

	2019	2018
Ordinary income	$4,252,581	$3,310,859
Long-term capital gains	35,900	7,995

Partners Group Private Income Opportunities, LLC

(a Delaware Limited Liability Company)

Notes to Financial Statements – March 31, 2020 (continued)

14. Tax Information (continued)

ASC Topic 740, “Accounting for Uncertainty in Income Taxes” (“ASC 740”) provides guidance on the accounting for and disclosure of uncertainty in tax position. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Based on its analysis of its tax position for all open tax years (the current and prior years, as applicable), the Adviser has concluded that the Fund does not have any uncertain tax positions that met the recognition or measurement criteria of ASC 740 and does not expect to have any in the next 12 months. Such open tax years remain subject to examination and adjustment by tax authorities. The Fund did not have any unrecognized tax benefits as of March 31, 2020, nor were there any increases or decreases in unrecognized tax benefits for the period then ended; therefore, no interest or penalties were accrued.

15. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund and determined that there were no subsequent events that require disclosure in the financial statements.

Partners Group Private Income Opportunities, LLC

(a Delaware Limited Liability Company)

Fund Expenses — for the period from October 1, 2019 through March 31, 2020 (Unaudited)

Example: As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1 fees); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The actual and hypothetical expense Examples are based on an investment of $1,000 invested at the beginning of a six month period and held through the year ended March 31, 2020.

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on redemption/exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (10/1/19)	Ending Account Value (03/31/20)	Expenses Paid During the Period*	Annualized Net Expense Ratio**
Actual
Class A Shares	$1,000.00	$893.10	$ 13.87	2.93%
Class I Shares	$1,000.00	$893.20	$ 13.92	2.94%

	Beginning Account Value (10/1/19)	Ending Account Value (03/31/20)	Expenses Paid During the Period*	Annualized Net Expense Ratio**
Hypothetical (5% annual return before expenses)
Class A Shares	$1,000.00	$1,010.40	$ 14.73	2.93%
Class I Shares	$1,000.00	$1,010.30	$ 14.78	2.94%

*

Expenses are calculated using to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the opening of business on October 1, 2019.

**

Annualized ratio of expenses to average net assets for the period from October 1, 2019 through March 31, 2020. The expense ratio includes the effect of expenses waived or reimbursed by the Fund’s investment adviser.

Partners Group Private Income Opportunities, LLC

(a Delaware Limited Liability Company)

Fund Management (Unaudited)

INDEPENDENT MANAGERS
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS** HELD BY MANAGER	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY MANAGER***
James F. Munsell Year of Birth: 1941 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Chairman and Manager	Since inception	Senior Counsel, Cleary Gottlieb Steen & Hamilton LLP (2001-Present); Senior Managing Director, Brock Capital Group LLC (2008-Present).	2
Robert J. Swieringa Year of Birth: 1942 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Manager	Since inception	Professor of Accounting, S.C. Johnson Graduate School of Management at Cornell University (1997-2015); Professor Emeritus of Accounting, S.C. Johnson Graduate School of Management at Cornell University (2015-Present); Director, The General Electric Company (2002-2016).	2
Lewis R. Hood, Jr. Year of Birth: 1956 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Manager	Since inception	Retired; Managing Director and Chief Investment Officer (CIO Emeritus from 2014), ERISA Plans, Prudential Insurance Company of America (2002-2015).	2
Stephen G. Ryan Year of Birth: 1959 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Manager	Since inception	Professor of Accounting, Stern School of Business, New York University (1995-Present).	2

*	Each Manager serves an indefinite term, until his or her successor is elected.

**

Includes any company with a class of securities registered pursuant to Section 12 of the Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act or any company registered under the Investment Company Act.

***	The Fund Complex consists of Partners Group Private Income Opportunities, LLC and Partners Group Private Equity (Master Fund), LLC.

Partners Group Private Income Opportunities, LLC

(a Delaware Limited Liability Company)

Fund Management (Unaudited) (continued)

INTERESTED MANAGERS AND OFFICERS
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS** HELD BY MANAGER	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY MANAGER OR OFFICER***
Robert Collins(1) Year of Birth: 1976 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Manager; President	Indefinite length—since inception	Managing Director, Partners Group (2012–Present); Partners Group (2005–Present).	2
Justin Rindos Year of Birth: 1984 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Chief Financial Officer	Indefinite length—since inception

Global Co-Head Structuring, Partners Group (2019 - Present); Director, Partners Group (Canada) Inc. (2018 - Present); Director, Partners Group Cayman Management I Limited (2017 - Present); Director, Partners Group Cayman Management II Limited (2017 - Present); Director, Partners Group Cayman Management III Limited (2017 - Present); Director, Partners Group Cayman Management IV Limited (2018 - Present); Director, Partners Group Global Value Real Estate 2019 (EUR) D, LLC (2018 - Present); Director, Partners Group Real Estate Opportunities 2019 (USD) D, LLC (2017 - Present); Director, Partners Group Real Estate Secondary 2017 (USD) D, LLC (2017 - Present); Partners Group (2010 -Present).

				2
Brian Kawakami Year of Birth: 1950 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Chief Compliance Officer	Indefinite length—since inception	Partner, Ascendant Compliance Management, Inc. (2009–2015); Manager, Brian Kawakami LLC (2015–Present).	2

Partners Group Private Income Opportunities, LLC

(a Delaware Limited Liability Company)

Fund Management (Unaudited) (continued)

Oliver Jimenez Year of Birth: 1972 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Secretary	Indefinite length—since inception	Senior Vice President, Partners Group (2014–Present); Chief Compliance Officer, Partners Group (USA) Inc. (2014–Present); Partners Group (2014–Present); Chief Compliance Officer, Platinum Partners (2007–2014).	2

*	Each Manager serves an indefinite term, until his or her successor is elected.

**

Includes any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered under the Investment Company Act.

***	The Fund Complex consists of Partners Group Private Income Opportunities, LLC and Partners Group Private Equity (Master Fund), LLC.

(1)	Mr. Collins is deemed an “interested person” of the Fund due to his position as a Managing Director of the Adviser.

Partners Group Private Income Opportunities, LLC

(a Delaware Limited Liability Company)

Other Information (Unaudited)

Proxy Voting

The Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31. The Fund’s Form N-PX filing is available: (i) without charge, upon request, by calling 1-877-748-7209 or (ii) by visiting the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT (and its predecessor form, Form N-Q) are available on the SEC’s website at www.sec.gov.

Federal Tax Information

For the tax year ended October 31, 2019, the amount of long-term capital gains designated by the Fund was $35,900.

Approval of Investment Management Agreement

At a meeting of the Board held on December 18, 2019, the Board, including a majority of the Independent Managers, approved by a unanimous vote the continuation of the Amended and Restated Investment Management Agreement (the “Agreement”).

In advance of the meeting, the Independent Managers requested and received extensive materials from the Adviser to assist them in considering the renewal of the Agreement. The materials provided by the Adviser included detailed comparative information relating to the performance, advisory fees and other expenses of the Fund.

The Board engaged in a detailed discussion of the materials with management of the Adviser. The Independent Managers then met separately with independent counsel to the Independent Managers for a further review of the information presented in the materials. Following this session, the full Board reconvened and after further discussion determined that the information presented provided a sufficient basis upon which to approve the Agreement.

Discussion of Factors Considered

The Independent Managers considered, among other things: (1) the nature and quality of the advisory services rendered, including, the complexity of the services provided; (2) the experience and qualifications of the personnel that provide such services; (3) the fee structure and the expense ratios in relation to those of other investment companies having comparable investment policies and limitations; (4) the direct and indirect costs incurred by the Adviser and its affiliates in performing advisory services for the Fund, the basis of determining and allocating these costs, and the profitability to the Adviser and its affiliates in performing such services; (5) possible economies of scale arising from any anticipated growth of the Fund and the extent to which these would be passed on to the Fund; (6) other compensation or possible benefits to the Adviser and its affiliates arising from their advisory and other relationships with the Fund; (7) possible alternative fee structures or bases for determining fees; (8) the fees charged by the Adviser and other investment advisers to similar clients and in comparison to industry fees for similar services; and (9) possible conflicts of interest that the Adviser may have with respect to the Fund.

The Independent Managers concluded that the nature, extent and quality of the services provided by the Adviser to the Fund is appropriate and consistent with the terms of the limited liability company agreement of the Fund, that the quality of those services is consistent with industry norms and that the Fund benefits from the Adviser’s management of the Fund’s investment program.

The Independent Managers noted that the performance of the Fund had been positive since inception and had lower volatility than public markets.

The Independent Managers also concluded that the Adviser had sufficient personnel with the appropriate education and experience to serve the Fund effectively and has demonstrated its continuing ability to attract and retain qualified personnel. The Independent Managers noted that the Adviser is part of a larger investment advisory group that advises other funds and individual investors with respect to private equity investments and that relationship may make available to the Fund investment opportunities that would not be available to the Fund if the Adviser was not the Fund’s investment adviser.

Partners Group Private Income Opportunities, LLC

(a Delaware Limited Liability Company)

Other Information (Unaudited) (continued)

The Independent Managers considered the costs of the services provided by the Adviser, and the compensation and benefits received by the Adviser in providing services to the Fund. The Independent Managers reviewed the financial statements of the Adviser and the Adviser’s parent and a profitability analysis of the Adviser, considered any direct or indirect revenues that could be received by affiliates of the Adviser, and concluded that the Adviser’s fees and profits were reasonable in relation to the nature and quality of the services provided to the Fund, taking into account the fees charged by other advisers for managing comparable funds. The Independent Managers also concluded that the overall expense ratio of the Fund was reasonable, taking into account the size of the Fund, the expense waivers, and the quality of services provided by the Adviser.

The Independent Managers considered the extent to which economies of scale could be realized and whether fee levels would reflect those economies, noting that as the Fund grows, economies of scale would be realized.

The Independent Managers considered all factors and no one factor alone was deemed dispositive.

Conclusion

The Independent Managers, separately, and the Board as a whole, determined that the information presented provided a sufficient basis upon which to renew the Agreement and that the compensation and other terms of the Agreement were in the best interests of the Fund and its members.

Partners Group Private Income Opportunities, LLC

(a Delaware Limited Liability Company)

Other Information (Unaudited) (continued)

Privacy Policy

FACTS	WHAT DOES PARTNERS GROUP PRIVATE INCOME OPPORTUNITIES FUND, LLC DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances

● account transactions

● transaction history

● wire transfer instructions

● checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Partners Group Private Income Opportunities, LLC chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Partners Group Private Income Opportunities, LLC share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We do not share
For joint marketing with other financial companies	No	We do not share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We do not share
For our affiliates to market to you	No	We do not share
For nonaffiliates to market to you	No	We do not share

Questions?	Call 1-877-748-7209

Partners Group Private Income Opportunities, LLC

(a Delaware Limited Liability Company)

Other Information (Unaudited) (continued)

Privacy Policy (continued)

What we do
How does Partners Group Private Income Opportunities, LLC protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Partners Group Private Income Opportunities, LLC collect my personal information?

We collect your personal information, for example, when you

● open an account

● provide account information

● give us your contact information

● make a wire transfer

● tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes – information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

European Union’s General Data Protection Regulation

In addition to the above information, where applicable, you have the following rights under the European Union’s General Data Protection Regulation (“GDPR”) and U.S. Privacy Laws, as applicable and to the extent permitted by law, to

● Check whether we hold personal information about you and to access such data (in accordance with our policy)

● Request the correction of personal information about you that is inaccurate

● Have a copy of the personal information we hold about you provided to you or another “controller” where technically feasible

● Request the erasure of your personal information

● Request the restriction of processing concerning you

The legal grounds for processing of your personal information is for contractual necessity and compliance with law.

If you wish to exercise your rights, please contact:

Partners Group Private Income Opportunities, LLC

1114 Avenue of the Americas

37th Floor

New York, New York 10036

Attn: Chief Compliance Officer

You are required to ensure the personal information we hold about you is up-to-date and accurate and you must notify us of any changes to the personal data you provided to us.

Partners Group Private Income Opportunities, LLC

(a Delaware Limited Liability Company)

Other Information (Unaudited) (continued)

Privacy Policy (continued)

We retain your personal information for a period of at least five (5) years from the date on which you first invested in the Partners Group Private Income Opportunities, LLC for which personal data was provided or the date when you fully redeemed your investment. Thereafter, your personal information will be deleted (or otherwise erased or de-identified) any such personal data except as required or permitted by applicable law or regulation.

You also have the right to lodge a complaint with the appropriate regulatory authority with respect to issues you may have.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Our affiliates include companies with a Partners Group name, such as Partners Group (USA) Inc., investment adviser to the Fund and other funds, and Partners Group AG.

Controller

“Controller” means the natural or legal person, public authority, agency or other body which, alone or jointly with others, determines the purposes and means of the processing of personal data; where the purposes and means of such processing are determined by European Union or European Member State law, the controller or the specific criteria for its nomination may be provided for by European Union or European Member State law.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● Partners Group Private Income Opportunities, LLC does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Partners Group Private Income Opportunities, LLC does not jointly market.

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ITEM 2. CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of managers has determined that Mr. Robert J. Swieringa is qualified to serve as the audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $110,000 for 2019 and $127,000 for 2020.

Audit-Related Fees

(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2019 and $0 for 2020.

Tax Fees

(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2019 and $0 for 2020.

All Other Fees

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2019 and $0 for 2020.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The registrant's audit committee must pre-approve the audit and non-audit services of the Auditors prior to the Auditor's engagement.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2019 and $0 for 2020.

(h) The registrant's audit committee of the board of managers has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

PROXY VOTING POLICY

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between the adviser’s interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

Partners Group (USA) Inc. (the “Adviser”) is the investment manager to the Partners Group Private Income Opportunities, LLC (the “Fund”). All proxy voting responsibilities of the Fund are performed by the Adviser, with the assistance of the Administrator of the Fund. The Adviser utilizes Glass Lewis Europe Limited, a subsidiary of Glass Lewis & Co. ("Proxy Firm"), to administer the voting of the Fund's proxies.

This policy is designed to address the Adviser’s obligations with respect to the Fund under Rule 206(4)-6 of the Advisers Act.

The Adviser shall vote the proxies appurtenant to all shares of corporate stock or ownership interest owned by the Fund for which it serves as adviser, and the Adviser shall vote said proxies in accordance with the proxy voting policies set forth herein.

1.	Scope of Policy

The Adviser acts as fiduciary in relation to the portfolio of the Fund and the assets thus entrusted to the Adviser’s management. Where the assets placed in the Adviser’s care include shares of corporate stock or ownership interest, and except where the Fund has expressly reserved to itself or another party the duty to vote proxies, it is the Adviser’s duty as a fiduciary to vote all proxies relating to such shares.

The Adviser has an obligation to vote all proxies received from shares of corporate stock or ownership interest owned by its client accounts in the best interests of those clients.1 In voting these proxies, the Adviser may not be motivated by, or subordinate the Fund's interests, to its own objectives or those of persons or parties unrelated to the Fund. The Adviser will endeavor to exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares or ownership interests owned by the Fund and received by the Adviser. The Adviser shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.

1	For purposes of this policy, opportunities to vote on matters raised in connection with the Fund investments or direct private investments are considered to be proxies.

In order to carry out its responsibilities in regard to voting proxies, the Adviser will seek to track all shareholder/interest holder meetings convened by companies whose shares are held in the Fund, identify all material issues presented to shareholder/interest holders at such meetings, formulate a reasonable position on each such issue and ensure that proxies pertaining to all shares or ownership interests owned in client accounts are voted in accordance with such determinations.

In addition, the Adviser has engaged the services of the Proxy Firm, an independent third party, to cast proxy votes according to the Adviser’s established guidelines. The Proxy Firm will be required to promptly notify the Adviser of any proxy issues that do not fall under the guidelines set forth below. The Adviser does not believe that conflicts of interest will generally arise in connection with its proxy voting policies.

2.	Proxy Guidelines

The Adviser’s general policy is to support proposals that maintain or enhance (i) the economic value of the issuer and (ii) the rights and interests of shareholders/interest holders, and to oppose proposals that are inconsistent with these objectives. Accordingly, proxy proposals are typically handled as set forth below, provided that the Adviser may deviate from such general guidelines if it reasonably determines that doing so is in the best interest of shareholders/ interest holders in a particular case.

I.	Election of Board of Directors

•	The Adviser will generally vote in support of management’s nominees for the board of directors, and in favor of proposals that support board independence.

II.	Appointment of Independent Auditors

•	The Adviser will generally support the recommendation of the relevant board of directors.

III.	Issues of Corporate Structure and Shareholder/Interest Holder Rights

•	The Adviser generally supports proposals designed to maintain or enhance shareholder/interest holder rights and/or value, such as the following:

o	Management proposals for approval of stock/interest repurchase programs or stock splits (including reverse splits).

o	Proposals supporting shareholder/interest holders rights (i) to vote on shareholder/interest holder rights plans (poison pills), (ii) to remove supermajority voting provisions and/or (iii) to call special meetings and to act by written consent.

•	The Adviser does not support obstacles erected by corporations to prevent mergers or takeovers, as it considers that such actions may depress the corporation’s marketplace value. Accordingly, the Adviser generally votes against management on proposals such as the following:

o	Anti-takeover and related provisions that serve to prevent the majority of shareholder/interest holders from exercising their rights or effectively deter appropriate tender offers and other offers.

o	Shareholder/interest holder rights plans (poison pills) that allow the board of directors to block appropriate offers to shareholder/interest holders or which trigger provisions preventing legitimate offers from proceeding.

o	Reincorporation in a jurisdiction which has more stringent anti-takeover and related provisions.

o	Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholder/interest holders if triggered.

o	Establishment of classified boards of directors.

•	The Adviser generally votes against management on proposals such as the following, which have potentially substantial financial or best interest impact:

o	Capitalization changes that add “blank check” classes of stock or classes that dilute the voting interests of existing shareholder/interest holders.

o	Amendments to bylaws which would require super-majority shareholder/interest holder votes to pass or repeal certain provisions.

o	Elimination of shareholder/interest holders’ right to call special meetings.

o	Excessive compensation.

o	“Other business as properly comes before the meeting” proposals which extend “blank check” powers to those acting as proxy.

o	Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV.	Mergers and Acquisitions

•	The Adviser evaluates Mergers and Acquisitions on a case-by-case basis, and will use its discretion to vote in a manner that it believes will maximize shareholder/interest holder value.

V.	Executive and Director Equity-Based Compensation

•	The Adviser is generally in favor of properly constructed equity-based compensation arrangements. The Adviser will support proposals that provide management with the ability to implement compensation arrangements that are both fair and competitive. However, the Adviser may oppose management proposals that could potentially significantly dilute shareholder/interest holders’ ownership interests in the corporation, or which it considers unreasonable.

VI.	Corporate Social and Policy Issues

•	With respect to the wide variety of corporate and social policy issues for which voting may be required, the Adviser generally supports proposals that are designed to enhance the economic value of the issuer, provided such policies are not inconsistent with the principles of socially responsible investing adopted by the Adviser.

VII.	Matters Arising in Respect of Private Market Investments

•	Matters arising in respect of direct investments will be considered on a case-by-case basis. The Adviser will vote on or consent to such matters in a manner that is consistent with the general policy and principles outlined above. The basis for the voting decision and any recommendation the Adviser may receive from its affiliates or advisers, including the basis for the determination that the decision is in the best interests of the Fund and the Adviser’s other clients, shall be formalized in writing.

3.	Conflicts

From time to time, the Adviser will review a proxy which presents a potential material conflict. As a fiduciary to its clients, the Adviser takes these potential conflicts very seriously. While the Adviser’s only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients’ best interests and are not affected by the Adviser’s potential conflict, there are a number of courses the Adviser may take including, but not limited to, delegating the vote to the Proxy Firm. The final decision about which course to follow shall be made by the Adviser’s investment committee.

When the matter clearly corresponds to one of the proposals enumerated above, casting a vote which simply follows the Adviser’s pre-determined policy would eliminate the Adviser’s discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that the Adviser believes more active involvement is necessary, the Adviser may delegate the vote to the Proxy Firm to determine the appropriate vote.

Alternatively, in certain situations the Adviser’s investment committee may determine that delegating the vote to the Proxy Firm is unfeasible, impractical or unnecessary. In such situations, the investment committee shall make a decision about the voting of the proxy. The basis for the voting decision, and any recommendation the Adviser may receive from its affiliates or advisers, including the basis for the determination that the decision is in the best interests of the Fund and the Adviser’s other clients, shall be formalized in writing.

4.	Proxy Voting Procedures

The following describes the standard procedures that are to be followed with respect to carrying out the Adviser's proxy policy. The execution of these procedures may be delegated in whole or in part.

1.	When a proxy vote is called for, all relevant information in the proxy materials will be recorded by the Adviser in a database.

2.	The Adviser will confirm the Fund's holdings of the securities and that the Fund is eligible to vote.

3.	The Adviser will review the proxy and if necessary compile information relating to such proxy. The Adviser will consider whether there are any conflicts or other issues that warrant the delegating the vote to the Proxy Firm.

4.	In determining how to vote, the Adviser will consider the guidelines set forth above, the Adviser’s knowledge of the company, and the recommendations (if any) put forth by the Proxy Firm or an affiliate.

5.	The Adviser will maintain the documentation that supports its voting position. In particular, as to non-routine, materially significant or controversial matters, such documentation will describe the position taken, why that position is in the best interest of the Fund, an indication of whether the Adviser supported or did not support management and/or any other relevant information.

6.	After the proxy is completed but before it is returned to the issuer and/or its agent, the Adviser may review the proxy to determine that the appropriate documentation has been created, including conflict of interest screening.

7.	The Adviser will endeavor to submit its vote on all proxies in a timely fashion, in sufficient time for the vote to be lodged to the extent the Adviser has had an opportunity to follow its Proxy Policy.

8.	The Adviser will retain (i) a copy of each proxy statement that the Adviser receives regarding the Fund's securities; (ii) a record of each vote cast by the Adviser on behalf of the Fund; (iii) a copy of any document created by the Adviser that was material to making a decision how to vote proxies on behalf of the Fund or that memorializes the basis for that decision; (iv) a copy of each written client request for information on how the Adviser voted proxies on behalf of the Fund, and (v) a copy of any written response by the Adviser to any (written or oral) client request for information on how the Adviser voted proxies on behalf of the requesting Fund investor.

9.	The Adviser will periodically review these policies and procedures to ensure compliance.

5.	Obtaining proxy voting information

To obtain information on how the Adviser voted proxies, Fund investors may contact:

Partners Group Private Income Opportunities, LLC

1114 Avenue of the Americas, 37th Floor

New York, NY 10036

Attn:	Chief Compliance Officer

Re:	Proxy voting information request

6.	Recordkeeping

The Fund and Adviser shall retain their (i) proxy voting policies and procedures; (ii) proxy statements received regarding portfolio securities of the Fund; (iii) records or votes it casts on behalf of the Fund; (iv) records of Fund investor requests for proxy voting information and responses to such requests, and (v) any documents prepared by the Adviser that are material in making a proxy voting decision. Such records may be maintained with a third party, such as the Proxy Firm, that will provide a copy of the documents promptly upon request.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

The following table provides biographical information about the members of the Investment Committee of Partners Group (USA) Inc. (the "Adviser"), who are primarily responsible for the day-to-day portfolio management of the Partners Group Private Income Opportunities, LLC as of June 5, 2020.

Name of Investment Committee Member	Title	Length of Time of Service to the Fund	Business Experience During the Past 5 Years	Role of Investment Committee Member
Hal Avidano	Managing Director	Since Inception	Managing Director (2017-Present); Partners Group (2008-Present).	Portfolio Management
Robert M. Collins	Managing Director	Since Inception	Managing Director, Partners Group (2012-Present); Partners Group (2005-Present); Director, Partners Group (Canada) Inc. (2019-Present); Director, Partners Group (USA) Impact (2014-Present); Director, Partners Group (USA) Inc. (2019-Present).	Portfolio Management
Scott Essex	Partner	Since Inception	Partner, Partners Group (2016-Present); Partners Group (2007-Present); Director, Partners Group US Management CLO LLC (2018-Present).	Portfolio Management
Adam Howarth	Managing Director	Since Inception*	Managing Director, Partners Group (2013-Present); Partners Group (2007-Present); Director, Partners Group (USA) Inc. (2018-Present).	Portfolio Management
Joel Schwartz	Partner	Since Inception	Partner, Partners Group (2017-Present); Partners Group (2013-Present).	Portfolio Management
Anthony Shontz	Managing Director	Since Inception	Managing Director, Partners Group (2015-Present); Partners Group (2007-Present); Director, Partners Group (USA) Inc. (2018-Present).	Portfolio Management
Todd Bright	Partner	Since Inception	Partner, Partners Group (2018-Present); Partners Group (2014-Present).	Portfolio Management
Ron Lamontagne	Managing Director	Since Inception	Managing Director, Partners Group (2015-Present); Partners Group (2015-Present).	Portfolio Management

*	Mr. Howarth served as deputy portfolio manager from 2016-2018.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

The following table provides information about portfolios and accounts, other than the Partners Group Private Income Opportunities, LLC, for which the members of the Investment Committee of the Investment Adviser are jointly and primarily responsible for the day-to-day portfolio management as of March 31, 2020:

	Number of Other Accounts Managed and Total Value of Assets by Account Type for Which There is No Performance-Based Fee			Number of Other Accounts and Total Value of Assets for Which Advisory Fee is Performance-Based
	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts
Hal Avidano	Zero accounts	Zero accounts	Zero accounts	1 registered investment company with a value of $5.019 billion	7 pooled investment vehicles with a value of $468.120 million	28 accounts with a value of $3.041 billion
Robert M. Collins	Zero accounts	Zero accounts	Zero accounts	1 registered investment company with a value of $5.019 billion	7 pooled investment vehicles with a value of $468.120 million	28 accounts with a value of $3.041 billion
Scott Essex	Zero accounts	Zero accounts	Zero accounts	1 registered investment company with a value of $5.019 billion	7 pooled investment vehicles with a value of $468.120 million	28 accounts with a value of $3.041 billion
Adam Howarth	Zero accounts	Zero accounts	Zero accounts	1 registered investment company with a value of $5.019 billion	7 pooled investment vehicles with a value of $468.120 million	28 accounts with a value of $3.041 billion
Joel Schwartz	Zero accounts	Zero accounts	Zero accounts	1 registered investment company with a value of $5.019 billion	7 pooled investment vehicles with a value of $468.120 million	28 accounts with a value of $3.041 billion
Anthony Shontz	Zero accounts	Zero accounts	Zero accounts	1 registered investment company with a value of $5.019 billion	7 pooled investment vehicles with a value of $468.120 million	28 accounts with a value of $3.041 billion
Todd Bright	Zero accounts	Zero accounts	Zero accounts	1 registered investment company with a value of $5.019 billion	7 pooled investment vehicles with a value of $468.120 million	28 accounts with a value of $3.041 billion
Ron Lamontagne	Zero accounts	Zero accounts	Zero accounts	1 registered investment company with a value of $5.019 billion	7 pooled investment vehicles with a value of $468.120 million	28 accounts with a value of $3.041 billion

Potential Conflicts of Interests

Members of the Portfolio Management Team are involved in the management of other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles. Members of the Portfolio Management Team may manage separate accounts or other pooled investment vehicles that may have materially higher or different fee arrangements than the Fund and may also be subject to performance-based fees. The side-by-side management of these separate accounts and pooled investment vehicles may raise potential conflicts of interest relating to cross trading and the allocation of investment opportunities.

The Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The Adviser seeks to provide best execution of all securities transactions and to allocate investments to client accounts in a fair and reasonable manner. To this end, the Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members

The Adviser is a wholly-owned subsidiary of Partners Group Holding AG (“Partners Group Holding”) and an affiliate of Partners Group AG, the principal operating subsidiary of Partners Group Holding. Partners Group Holding is a listed company with major ownership by its employees. The ownership structure is designed to motivate and retain employees.

The Portfolio Management Team and other employees of the Adviser are compensated with a fixed annual salary, which is typically supplemented by an annual bonus based on individual and team based performance. Key professionals, including the Portfolio Management Team, are additionally compensated through equity participation in Partners Group Holding.

This equity ownership is structured in a manner designed to provide for long-term continuity. Accordingly, the vesting parameters of equity incentives are rather stringent. Any equity or option holder intending to leave the firm has the obligation to render his or her unvested interest back to the company, either in the form of equity shares or options depending upon the extent of ownership interest. As a result, the Adviser believes that members of the Portfolio Management Team have a strong interest to remain with the firm over the long term.

(a)(4) Disclosure of Securities Ownership

The following table sets forth the dollar range of equity securities beneficially owned by each member of the Investment Committee of the Adviser indirectly in Partners Group Private Income Opportunities Fund, LLC as of March 31, 2020:

Investment Committee Member	Dollar Range of Fund Shares Beneficially Owned
Hal Avidano	None
Robert M. Collins	$100,001-$500,000
Scott Essex	None
Adam Howarth	None
Joel Schwartz	None
Anthony Shontz	None
Todd Bright	None
Ron Lamontagne	None

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of managers, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17CFR 229.407), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)       The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Investment Company Act of 1940, as amended, is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission, and that such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of the Shareholder Report on Form N-CSR, management carried out an evaluation of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures as of March 31, 2020. Based on such evaluation, the principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures were not effective due to a material weakness relating to controls over the accuracy of manual inputs into the financial statements. The controls did not operate at an appropriate level of precision to ensure the accuracy of the manual inputs related to the Financial Highlights for Total Return and Portfolio Turnover, certain disclosures in the Schedule of Investments and the Notes to the Financial Statements. This material weakness resulted in the restatement of the Class A and Class I total return figures included in the semiannual report’s financial highlights for the six-months ended September 30, 2019. A material weakness (as defined in Rule 12b-2 under the Exchange Act) is a deficiency, or a combination of deficiencies, in internal control over financial reporting such that there is a reasonable possibility that a material misstatement of the Registrant's annual or interim financial statements will not be prevented or detected on a timely basis. Additionally, this material weakness could result in misstatements of the aforementioned account balances or disclosures that would result in a material misstatement to the annual or interim financial statements that would not be prevented or detected.

Management has developed and implemented a plan to remediate the material weakness described above. The control deficiency has been discussed with the financial reporting team at the Registrant’s administrator, and the administrator has conducted training to reinforce and maintain heightened awareness as to the accuracy of manually populated figures in the Registrant’s financial statements. In addition, management has debriefed the control deficiency with its internal accounting team and has conducted necessary internal training.

(b)       There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Partners Group Private Income Opportunities, LLC

By (Signature and Title)*	/s/ Robert M. Collins
Robert M. Collins, President &
Chief Executive Officer
(Principal Executive Officer)

Date:	June 5, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Robert M. Collins
Robert M. Collins, President &
Chief Executive Officer
(Principal Executive Officer)

Date:	June 5, 2020

By (Signature and Title)*	/s/ Justin Rindos
Justin Rindos, Chief Financial Officer
(Principal Financial Officer)

Date:	June 5, 2020

*	Print the name and title of each signing officer under his or her signature.